SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  February 12, 1999



                             INTERACTIVE MAGIC, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                 NORTH CAROLINA
               --------------------------------------------------
                 (State of other jurisdiction of incorporation)


                  0-29750                        56-2092059
          -----------------------     --------------------------------
         (Commission File Number)     (IRS Employer Identification No.)


           215 Southport Drive, Suite 1000, Morrisville, NC 27560
          -------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)

Registrant's telephone no. including area code:  (919) 461-0722

Item 2.  Acquisition or Disposition of Assets.

         On February 12, 1999, the Company consummated the acquisition of MPG-Net, Inc. ("MPGN") pursuant to an agreement and plan of merger dated January 25, 1999, as amended on February 12, 1999 ("Merger Agreement"). In consideration for the merger and certain related obligations of MPGN, the Company released from escrow 750,000 shares of the Company's common stock, par value $.10 per share ("Common Stock"), 55,500 of which have been deposited into a second escrow by certain former stockholders of MPGN to secure their indemnification obligations under the Merger Agreement until February 12, 2000. The Company granted certain registration rights with respect to the shares of the Company's Common Stock issued in the merger.

         MPGN develops, publishes and distributes interactive, real-time entertainment for multi-user online play, as well as creates interactive entertainment platforms on the Internet, such as online game channels, game hubs and websites.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of the Businesses Acquired

                  To be filed by amendment within the time period specified by
                  Item 7 of Form 8-K.

         (b)      Pro Forma Financial Information

                  To be filed by amendment within the time period specified by
                  Item 7 of Form 8-K.

         (c)      Exhibits

                  10.27 Agreement and Plan of Merger ("Merger Agreement") by and among the Company, iMagicOnline Corporation, MPG-Net, Inc., Multiplayer Games Network, Inc., Tantalus, Inc., James Hettinger and Donn A. Clendenon dated as of January 25, 1999(1)

                  10.32 Amendment No. 1 dated February 12, 1999 to the Merger Agreement

                  10.33 Escrow Agreement dated as of February 12, 1999 by and among the Company, Branch Banking and Trust Company, Multiplayer Games Network, Inc., Tantalus, Inc. and James Hettinger

                  10.34 Registration Rights Agreement dated as of February 12, 1999 by and among the Company, Multiplayer Games Network, Inc. and Tantalus, Inc.

                  10.35 Registration Rights Agreement dated as of February 12, 1999 by and among the Company, Andrew G. Burch, IFM Venture Group and James Bailey



-----------------------
        (1) Incorporated herein by reference to the Company's Current Report on Form 8-K dated January 25, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERACTIVE MAGIC INC.


                                   By:   /s/ Michael Oliver
                                         ---------------------------------------
                                         Michael Oliver, Chief Financial Officer

Dated:  February 19, 1999